J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Real Return Fund

(All Share Classes)

(the “Fund”)

(a series of JPMorgan Trust I)

Supplement dated January 16, 2024

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
David Rooney	2015	Executive Director
Michael R. Myers	2024	Executive Director
Rachel Betton	2024	Managing Director
Richard Taormina[1]	2005	Managing Director

1	Effective February 16, 2024, Mr. Taormina will no longer serve as a portfolio manager of the Fund.

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Tax Aware Real Return Fund” section of the Funds’ Prospectuses is hereby deleted in its entirety and replaced with the following:

JPMorgan Tax Aware Real Return Fund

David Rooney, Michael Myers, Rachel Betton and Richard Taormina are the portfolio managers responsible for the day-to-day management of the JPMorgan Tax Aware Real Return Fund.

Mr. Rooney, Executive Director and CFA charterholder, is a portfolio manager in the Global Fixed Income, Currency & Commodities (GFICC) group. An employee since 2012 and portfolio manager of the JPMorgan Tax Aware Real Return Fund since 2015, Mr. Rooney is responsible for managing fixed income and derivative assets, with an emphasis on inflation-linked products.

Mr. Myers, Executive Director, is a member of the GFICC group. Based in Columbus, Mr. Myers is a senior portfolio manager for the Municipal Strategies team and is responsible for managing mutual funds and ETF’s as well as fixed income portfolios for private clients. Prior to joining the firm in 2005, Mr. Myers was a financial consultant at Smith Barney/Citigroup. He also worked at Morgan Stanley Dean Witter as both a senior liaison — product specialist on the Midwest Municipal Trading Desk and financial advisor. He holds a B.S. in Finance ETFs, from the University of Akron.

Ms. Betton, Managing Director, is a member of the GFICC group. Based in New York, she is a senior portfolio manager for the for the Municipal Strategies Team. Prior to joining the firm in July 2023, Ms. Betton spent the last 10 years at PIMCO where she was a senior member of the municipal portfolio management team where she managed investment grade funds and ETFs, as well as high yield, interval and state-specific strategies. Before that, she was an institutional municipal trader at Morgan Stanley where she focused on high yield. She has a B.A. in College of Social Studies from Wesleyan University.

Mr. Taormina, Managing Director, is a portfolio manager in the GFICC group. An employee since 1997 and a portfolio manager of the JPMorgan Tax Aware Real Return Fund since its inception, Mr. Taormina is responsible for managing municipal and tax-aware mutual funds, high net worth and institutional fixed income accounts, and quantitative analysis.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-TARRF-124

J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Real Return Fund

(All Share Classes)

(the “Fund”)

(a series of JPMorgan Trust I)

Supplement dated January 16, 2024

to the current Statement of Additional Information, as supplemented

Effective immediately, the information in the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information with respect to the Fund is deleted in its entirety and replaced with the following:

The following table shows information regarding all of the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of November 30, 2023:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Tax Aware Real Return Fund
David Rooney[1]	4	$1,650,108	1	$646,574	1	$872,121
Michael R. Myers	1	859,226	0	0	12	621,840
Rachel Betton	0	0	0	0	0	0
Richard Taormina[1,2]	7	9,885,426	0	0	4	482,568

1	As of October 31, 2022.
2	Effective February 16, 2024, Mr. Taormina will no longer serve as portfolio manager of the Fund.

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of November 30, 2023:

	Performance Based Fee Advisory Accounts*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Tax Aware Real Return Fund
David Rooney[1]	0	$0	0	$0	1	$108,448
Michael R. Myers	0	0	0	0	0	0
Rachel Betton	0	0	0	0	0	0
Richard Taormina[1,2]	0	0	0	0	0	0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
1	As of October 31, 2022.
2	Effective February 16, 2024, Mr. Taormina will no longer serve as portfolio manager of the Fund.

SUP-SAI-TARRF-PM-124

In addition, effective immediately, the information in the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section of the Statement of Additional Information with respect to the Fund is deleted in its entirety and replaced with the following:

The following table indicates the dollar range of shares beneficially owned by each portfolio manager, as of November 30, 2023. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of that Fund and accordingly, is the economic equivalent of an investment in Fund shares.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Tax Aware Real Return Fund
David Rooney[1]	X
Michael R. Myers	X
Rachel Betton	X
Richard Taormina[1,2]		X

1	As of October 31, 2022.
2	Effective February 16, 2024, Mr. Taormina will no longer serve as portfolio manager of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE